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                                                               Exhibit 99.1(b) 7

Consolidated Statement of Income (Unaudited)
Stand Alone NDC Health (Normalized)

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

(in thousands)
-----------------------------------------------------------------------------------------------------------------------------------

                                             FY99                          FY 00                                    FY01
                                          ----------   ----------------------------------------------     -------------------------
                                          Total Year   Qtr 1   Qtr 2     Qtr 3     Qtr 4   Total Year     Qtr 1     Qtr 2     Qtr 3
                                          ----------   -----   -----     -----     -----   ----------     -----    ------    ------

Revenues:
   Information management                 $135,658   $32,410  $35,621   $33,746   $35,359   $137,136    $32,988   $35,005   $37,195
   Network services and systems            135,135    38,749   35,590    37,957    39,848    152,144     47,257    48,428    51,037
                                          --------   -------  -------   -------   -------   --------    -------   -------   -------
                                           270,793    71,159   71,211    71,703    75,207    289,280     80,245    83,433    88,232
                                          --------   -------  -------   -------   -------   --------    -------   -------   -------
   Cost of service                         135,157    34,083   35,342    35,081    36,792    141,298     38,462    41,521    45,718
   Sales, general and administrative        55,835    14,267   14,444    17,161    17,539     63,411     19,926    18,303    18,653
   Depreciation and amortization            27,042     7,450    7,281     6,375     8,089     29,195      7,989     8,638     8,686
                                          --------   -------  -------   -------   -------   --------    -------   -------   -------
                                           218,034    55,800   57,067    58,617    62,420    233,904     66,377    68,462    73,057
                                          --------   -------  -------   -------   -------   --------    -------   -------   -------
Operating income                            52,759    15,359   14,144    13,086    12,787     55,376     13,868    14,971    15,175

EBITDA                                      79,801    22,809   21,425    19,461    20,876     84,571     21,857    23,609    23,861

Other income/(expense)                      (6,383)   (1,772)  (1,679)   (1,639)   (1,490)    (6,580)    (1,942)   (1,781)   (1,112)
                                          --------   -------  -------   -------   -------   --------    -------   -------   -------
Income before income taxes                  46,376    13,587   12,465    11,447    11,297     48,796     11,926    13,190    14,063

Income Taxes                                17,855     5,231    4,799     4,407     4,349     18,786      4,592     5,078     5,414
                                          --------   -------  -------   -------   -------   --------    -------   -------   -------
Net Income before Discontinued Operations $ 28,521   $ 8,356  $ 7,666   $ 7,040   $ 6,948   $ 30,010    $ 7,334   $ 8,112   $ 8,649
                                          ========   =======  =======   =======   =======   ========    =======   =======   =======

Basic Shares                                33,725    33,876   33,376    32,920    32,755     33,232     32,778    32,889    32,992
                                          ========   =======  =======   =======   =======   ========    =======   =======   =======

Basic earnings per share                  $   0.85   $  0.25  $  0.23   $  0.21   $  0.21   $   0.90    $  0.22   $  0.25   $  0.26
                                          ========   =======  =======   =======   =======   ========    =======   =======   =======

Diluted Shares                              35,071    35,265   34,128    33,810    33,617     34,448     33,441    34,057    34,348
                                          ========   =======  =======   =======   =======   ========    =======   =======   =======

Diluted earnings per share                $   0.81   $  0.24  $  0.22   $  0.21   $  0.21   $   0.87    $  0.22   $  0.24   $  0.25
                                          ========   =======  =======   =======   =======   ========    =======   =======   =======

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